Exhibit 10.1

Stock Purchase Agreement

By and Among

Simplicity Esports and Gaming Company

And

Tiger Trout Capital Puerto Rico, LLC

Dated as of March [31], 2021

TABLE OF CONTENTS

Article I. DEFINITIONS	1
Section 1.01 Definitions.	1
Section 1.02 Interpretive Provisions.	3
Article II. PURCHASE AND SALE	3
Section 2.01 Purchase and Sale.	3
Section 2.02 Closings.	4
Section 2.03 Deliverables and Actions on the Effective Date.	4
Section 2.04 Deliverables and Actions at the Second Closing.	5
Section 2.05 Use of Proceeds.	5
Article III. REGISTRATION	5
Section 3.01 Registration.	5
Section 3.02 Related Obligations.	6
Section 3.03 Obligations of the Buyer.	10
Section 3.04 Indemnification.	10
Article IV. CONDITIONS TO THE SECOND CLOSING	12
Section 4.01 Conditions to Buyer’s Obligations to the Second Closing.	12
Section 4.02 Conditions to the Company’s Obligations to the Second Closing.	13
Article V. REPRESENTATIONS AND WARRANTIES OF THE COMPANY	14
Section 5.01 Authorization of Transactions.	13
Section 5.02 Governmental Approvals; Non-contravention.	14
Section 5.03 Brokers.	14
Article VI. REPRESENTATIONS AND WARRANTIES OF BUYER	14
Section 6.01 Authorization of Transactions.	14
Section 6.02 Governmental Approvals; Non-contravention.	15
Section 6.03 Investment Representations.	15
Section 6.04 Brokers.	16
Article VII. DEFAULT AND TERMINATION	16
Section 7.01 Default by the Company.	16
Section 7.02 Default by Buyer.	16
Section 7.03 Termination.	16
Section 7.04 Effect of Termination.	17
Article VIII. INDEMNIFICATION	17
Section 8.01 General Indemnification.	17
Section 8.02 Definitions and Procedures for Indemnification.	18
Section 8.03 Payment.	20
Section 8.04 Effect of Knowledge on Indemnification.	20
Article IX. MISCELLANEOUS	21
Section 9.01 Notices.	21
Section 9.02 Attorneys’ Fees	21
Section 9.03 Amendments; No Waivers; No Third-Party Beneficiaries.	22
Section 9.04 Further Assurances.	22
Section 9.05 Expenses.	22
Section 9.06 Successors and Assigns; Benefit.	22
Section 9.07 Governing Law; Etc.	23
Section 9.08 Survival.	23
Section 9.09 Resolution of Disputes.	24
Section 9.10 Severability.	24
Section 9.11 Entire Agreement.	24
Section 9.12 Specific Performance.	24
Section 9.13 Construction.	24
Section 9.14 Counterparts.	24

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STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of March [31], 2021 (the “Effective Date”), by and among Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”) and Tiger Trout Capital Puerto Rico, LLC, a Puerto Rico limited liability company (“Buyer”). The Company and the Buyer may be collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS, upon the terms and subject to the conditions set forth herein, the Company desires to issue and sell to Buyer 125,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”), and Buyer desires to acquire from the Company the Shares;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I. DEFINITIONS

Section 1.01 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a)	“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(b)	“Business Day” means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Delaware generally are authorized or required by Law or other governmental actions to close.

(c)	“Contract” means any contract, commitment, understanding or agreement (whether oral or written).

(d)	“Control” means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(e)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)	“Governmental Entity” means any federal, state, municipal, local or foreign government and any court, tribunal, arbitral body, administrative agency, department, subdivision, entity, commission or other governmental, government appointed, quasi-governmental or regulatory authority, reporting entity or agency, domestic, foreign or supranational.

(g)	“Law” means any applicable foreign, federal, state or local law (including common law), statute, treaty, rule, directive, regulation, ordinances and similar provisions having the force or effect of law or an Order of any Governmental Entity.

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(h)	“Liabilities” means liabilities, obligations or responsibilities of any nature whatsoever, whether direct or indirect, matured or un-matured, fixed or unfixed, known or unknown, asserted or un asserted, choate or inchoate, liquidated or unliquidated, secured or unsecured, absolute, contingent or otherwise, including any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost or expense.

(i)	“Lien” means, with respect to any property or asset, any lien, security interest, mortgage, pledge, charge, claim, lease, agreement, right of first refusal, option, limitation on transfer or use or assignment or licensing, restrictive easement, charge or any other restriction of any kind, and any conditional sale or voting agreement or proxy, and including any restriction on the ownership, use, voting, transfer, possession, receipt of income or other exercise of any attributes of ownership, in respect of such property or asset, and any agreement to give any of the foregoing.

(j)	“Losses” means any losses, damages, deficiencies, Liabilities, assessments, fines, penalties, judgments, actions, claims, costs, disbursements, fees, expenses or settlements of any kind or nature, including legal, accounting and other professional fees and expenses.

(k)	“Order” means any judgment, writ, decree, determination, award, compliance agreement, settlement agreement, injunction, ruling, charge, judicial or administrative order, determination or other restriction of any Governmental Entity or arbitrator.

(l)	“Person” means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

(m)	“Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(n)	“Registrable Securities” means (i) the Shares and (ii) any shares of capital stock issued or issuable with respect to such Shares, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act.

(o)	“Registration Statement” means a resale registration statement which registers the sale by Buyer of the Shares, including all information, documents and exhibits filed with or incorporated by reference into such registration statement.

(p)	“SEC” means the United States Securities and Exchange Commission

(q)	“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

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(r)	“Trading Market” means any of the following markets or exchanges on which the shares of Common Stock are listed or quoted for trading on the date in question: the OTC Markets, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

(s)	“Transactions” means the purchase and sale of the Shares and the other transactions contemplated under the Transaction Documents.

(t)	“Transaction Documents” means this Agreement and any other agreement, document, certificate or writing delivered or to be delivered in connection with this Agreement and any other document related to the Transactions related to the forgoing, including, without limitations, those delivered at either or both of the Closings.

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires, the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms “Dollars” and “$” mean United States Dollars, unless otherwise specified herein; references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement; wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; references herein to any gender shall include each other gender; references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II. PURCHASE AND SALE

Section 2.01 Purchase and Sale.

(a)	Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Buyer the Shares in two tranches, as follows:

(i)	On the Effective Date, the Company shall issue and sell to Buyer 41,667 shares of Common Stock of the Company (the “First Tranche Shares”) at a purchase price of $12.00 per Share, for a total purchase price of $500,004.00 (the “First Tranche Purchase Price”). The closing of the purchase and sale of the First Tranche Shares shall be referred to as the “First Closing”.

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(ii)	Subject to the satisfaction or waiver, by the Party for whose benefit such conditions exist, of the conditions to the Second Closing (as defined below), at such time and pursuant to the terms and conditions herein, the Company shall issue and sell to Buyer 83,333 shares of Common Stock of the Company (the “Second Tranche Shares”) at a purchase price of $12.00 per Share, for a resulting total purchase price of $999,996.00 (the “Second Tranche Purchase Price”). The closing of the purchase and sale of the Second Tranche Shares shall be referred to as the “Second Closing”.

(b)	The First Tranche Purchase Price and Second Tranche Purchase Price shall be referred to collectively as the “Purchase Price”. The First Tranche Shares and Second Tranche Shares shall be referred to collectively as the “Shares”. The First Closing and the Second Closing may be referred to individually as a “Closing” and collectively as the “Closings”.

Section 2.02 Closings.

(a)	The Parties acknowledge and agree that there are no conditions precedent to the occurrence of the First Closing, which First Closing shall occur on the Effective Date, immediately following the execution of this Agreement.

(b)	Subject to the terms and conditions herein, the Second Closing shall be held on the date that all of the conditions to the Second Closing as set forth in Article IV have been satisfied (the “Second Closing Date”).

(c)	Each of the Closings shall be held at the offices of the Company or via the exchange of documents electronically, as agreed to by the Parties, as set forth below.

Section 2.03 Deliverables and Actions on the Effective Date. On the Effective Date, and with respect to the First Closing:

(a)	Buyer shall deliver to the Company the First Tranche Purchase Price, via a check payable to the Company or via wire transfer to an account as designated by the Company prior to the Effective Date, representing the First Tranche Purchase Price for the First Tranche Shares; and

(b)	the Company shall record the Buyer in the stock ledger of the Company as the beneficial owner of the First Tranche Shares.

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Section 2.04 Deliverables and Actions at the Second Closing. On the Second Closing Date, and with respect to the Second Closing:

(a)	Buyer shall deliver to the Company:

(i)	the Second Tranche Purchase Price, via a check payable to the Company or via wire transfer to an account as designated by the Company prior to the Second Closing Date, representing the Second Tranche Purchase Price for the Second Tranche Shares; and

(ii)	a certificate from Buyer, in form and substance reasonably acceptable to the Company, certifying that the matters set forth in Section 4.01(b)Section 4.02(a) and Section 4.02(b) are true and correct, duly executed by the manager or an authorized officer of Buyer; and

(b)	the Company:

(i)	shall record the Buyer in the stock ledger of the Company as the beneficial owner of the Second Tranche Shares; and

(ii)	shall deliver to the Buyer a certificate from the Company, in form and substance reasonably acceptable to the Buyer, certifying that the matters set forth in Section 4.01(a), Section 4.01(b) and Section 4.01(c) are true and correct, duly executed by an authorized officer of the Company.

Section 2.05 Use of Proceeds. The Company covenants and agrees that it shall utilize the Purchase Price to pay for working capital requirements and general corporate purposes.

Article III. REGISTRATION

Section 3.01 Registration.

(a)	Following the Effective Date, the Company shall use its commercially reasonable efforts to file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration) covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities so as to permit the resale of such Registrable Securities by the Buyer, including but not limited to under Rule 415 under the Securities Act at then-prevailing market prices (and not fixed prices).

(b)	The Company shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within thirty (30) calendar days, but no more than ninety (90) calendar days after the Effective Date.

(c)	Notwithstanding the registration obligations set forth in this Article III, if the staff of the SEC (the “Staff”) or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform Buyer thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement.

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Section 3.02 Related Obligations.

(a)	At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to Section 3.01, the Company will affect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the obligations as set forth in this Section 3.02.

(b)	The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall use commercially reasonable efforts keep such Registration Statement effective until the earlier to occur of the date on which (A) the Buyer shall have sold all the Registrable Securities; or (B) 12 months following the Second Closing Date (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) Business Days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) Business Days after notice from the SEC that the Registration Statement may be declared effective. The Buyer agrees to provide all information which is required by Law to be provided to the Company, including the intended method of disposition of the Registrable Securities, and the Company’s obligations set forth above shall be conditioned on the receipt of such information.

(c)	The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Buyer thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event, within thirty (30) calendar days after the necessity therefor arises and subject to SEC rules, regulations and interpretations, assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof.

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(d)	The Company shall make available to the Buyer and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), except as may be prohibited by Law or with respect to any information which may be material non-public information, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to such Registration Statement; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Buyer may reasonably request from time to time to facilitate the disposition of the Registrable Securities. For the avoidance of doubt, any filing available to the Buyer via the SEC’s live EDGAR system shall be deemed “available to the Buyer” hereunder.

(e)	The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” Laws of such states in the United States as the Buyer reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.02(e); (y) subject itself to general taxation in any such jurisdiction or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Buyer of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” Laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)	As promptly as practicable after becoming aware of such event, the Company shall notify Buyer in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Registration Default”) and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), Section 13(c), Section 14 or Section 15(d) of the Exchange Act and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Buyer. The Company shall also promptly notify the Buyer (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Buyer on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Buyer a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company’s failure to timely file its financials or otherwise.

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(g)	The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Buyer holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement.

(h)	The Company shall permit the Buyer and one (1) legal counsel, designated by the Buyer, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Buyer (collectively, the “Buyer’s Delay”) shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due to the Buyer from the Company under any and all agreements of any nature or kind between the Company and the Buyer. The event(s) of an Buyer’s Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Buyer.

(i)	The Company shall hold in confidence and not make any disclosure of information concerning the Buyer unless (i) disclosure of such information is necessary to comply with federal or state Laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent legally permissible, give prompt written notice to the Buyer and allow the Buyer, at the Buyer’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

(j)	The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.02(j).

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(k)	The Company shall cooperate with the Buyer to facilitate the prompt preparation and delivery the Registrable Securities to be offered pursuant to the Registration Statement and enable such Registrable Securities to be in such denominations or amounts, as the case may be, as the Buyer may reasonably request.

(l)	The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

(m)	If reasonably requested by the Buyer, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Buyer reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

(n)	The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to facilitate the disposition of such Registrable Securities.

(o)	The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p)	Within three (3) Business Days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Buyer, confirmation that such Registration Statement has been declared effective by the SEC.

(q)	All legal expenses, other than underwriting discounts and sales or brokerage commissions and other than as set forth in this Agreement, incurred in connection with registrations including, without limitation, all registration, listing and qualifications fees, and printing fees shall be paid by the Company.

(r)	With a view to making available to the Buyer the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Buyer to sell Registrable Securities to the public without registration (“Rule 144”), provided that the Buyer holds any Registrable Securities are eligible for resale under Rule 144, the Company agrees to:

(i)	make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

(ii)	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii)	furnish to the Buyer, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration.

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Section 3.03 Obligations of the Buyer.

(a)	At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Buyer in writing of the information the Company requires from the Buyer for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Buyer agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and the Buyer shall execute such documents in connection with such registration as the Company may reasonably request. The Buyer covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the “Plan of Distribution” section of the then-current prospectus relating to such Registration Statement.

(b)	The Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c)	The Buyer agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.02(g) or the first sentence of Section 3.02(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.02(g) or the first sentence of Section 3.02(f).

Section 3.04 Indemnification.

(a)	In the event any Registrable Securities are included in the Registration Statement under this Agreement this Section 3.04 shall apply thereto. The provisions of this Section 3.04 shall apply to any indemnification obligations with respect to the actions as set forth in this Article III, and shall be in addition to the indemnification obligations of the Parties as set forth in Article VIII. In the event that either this Article III or Article VIII could apply to a particular indemnification claim or process, the provisions of this Article III shall control, provided that the provisions of Section 8.02, Section 8.03 and Section 8.04 shall apply with respect to the indemnification rights and obligations as set forth in this Section 3.04.

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(b)	To the fullest extent permitted by Law and subject to the terms and conditions herein, the Company will, and hereby does, agree to indemnify, hold harmless and defend the Buyer, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, Buyer within the meaning of the Securities Act or the Exchange Act (each, an “Buyer Indemnified Party”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” Laws of any jurisdiction in which the Buyer has requested in writing that the Company register or qualify the Shares (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other Law, including, without limitation, any state securities Law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement, and the Company shall notify Buyer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth herein, the Company shall reimburse the Buyer and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim related to a Violation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.04(b) (i) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Buyer Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Buyer to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Buyer Indemnified Party’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Buyer or of the Buyer’s failure to register as a dealer under applicable securities Laws; (iv) any omission of the Buyer to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Buyer or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer Indemnified Party and shall survive the resale of the Registrable Securities by the Buyer pursuant to the Registration Statement.

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(c)	In connection with the Registration Statement, the Buyer agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 3.04(b), the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual (each a “Company Indemnified Party”) against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is incurred, arises out of or related to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities Law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, but only to the extent that such untrue statements or omissions are based upon information regarding Buyer furnished to the Company by Buyer for use therein.

(d)	Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.04 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented.

(e)	The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the Law.

Article IV. CONDITIONS TO THE SECOND CLOSING

Section 4.01 Conditions to Buyer’s Obligations to the Second Closing. The obligations of the Buyer to consummate the Second Closing shall be subject to the fulfillment or written waiver by the Buyer (in its sole discretion), on or prior to the Second Closing Date, of each of the following conditions:

(a)	The Registration Statement shall have become effective.

(b)	The Company shall have performed and observed in all material respects all covenants and agreements required to be performed and observed by the Company under this Agreement at or prior to the Second Closing Date.

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(c)	From the Effective Date to the Second Closing Date, trading in the shares of Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Second Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Buyer, makes it impracticable or inadvisable to purchase the Second Tranche Shares at the Second Closing.

(d)	The Company shall have delivered to Buyer the applicable items, executed certificates and instruments as set forth in Section 2.04(b).

Section 4.02 Conditions to the Company’s Obligations to the Second Closing. The obligations of the Company to consummate the Second Closing shall be subject to the fulfillment or written waiver by the Company, in its sole and absolute discretion, on or prior to the Second Closing Date, of each of the following conditions:

(a)	All of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects when made and on and as of the Second Closing Date with the same effect as though such representations and warranties had been made on and as of the Second Closing Date, except for such representations and warranties which are qualified as to materiality, which shall be true and correct in all respects, and except for such representations and warranties which are made as of a specified date, which shall be true and correct in all material respects or, if qualified by materiality then true and correct in all respects, as of such date.

(b)	Buyer shall have performed and observed in all material respects all covenants and agreements required to be performed and observed by Buyer under this Agreement at or prior to the Second Closing Date.

(c)	No action, proceeding, claim or litigation shall have been commenced (or, threatened, if in the Company’s commercially reasonable judgment such threat constitutes a colorable claim) by or before any Governmental Authority against either Party hereto seeking to restrain or materially and adversely alter the Transactions.

(d)	Buyer shall have delivered to the Company the applicable items, executed certificates and instruments required by Section 2.04(a).

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Article V. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Buyer that the following representations and warranties contained in this Article V are true and correct as of the Effective Date and as of the Second Closing Date:

Section 5.01 Authorization of Transactions. The Company is a corporation duly authorized and in good standing in the State of Delaware and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of the Company. The Transaction Documents to which the Company is a party have been duly and validly executed and delivered by The Company. Each Transaction Document to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

Section 5.02 Governmental Approvals; Non-contravention.

(a)	No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Entity or Person is necessary for the execution, delivery or performance by the Company of this Agreement or any other Transaction Document to which the Company is a party.

(b)	The execution, delivery and performance by the Company of the Transaction Documents to which the Company is a party, and the consummation by the Company of the Transactions, do not (i) violate or conflict with any Law or Order to which the Company may be subject, (ii) constitute a violation or breach of, be in conflict with, constitute or create (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration) of any obligation under any Contract to which the Company is a party or to which the Company is subject or by which the Company’s properties, assets or rights are bound or (iii) result in the creation or imposition of any Lien upon any of the rights, properties or assets of the Company.

Section 5.03 Brokers. The Company has not engaged, or caused to be incurred any Liability or obligation to, any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of the Transaction Documents to which it is a party, or the Transactions.

Article VI. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company that the following statements contained in this Article VI are true and correct as of the Effective Date and as of the Second Closing Date :

Section 6.01 Authorization of Transactions. Buyer is a limited liability company, duly qualified under the laws of the Puerto Rico, and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of Buyer. The Transaction Documents to which Buyer is a party have been duly and validly executed and delivered by Buyer. Each Transaction Document to which Buyer is a party constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

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Section 6.02 Governmental Approvals; Non-contravention.

(a)	No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Entity is necessary for the execution, delivery or performance by Buyer of this Agreement or any other Transaction Document to which Buyer is a party.

(b)	The execution, delivery and performance by Buyer of the Transaction Documents to which Buyer is a party, and the consummation by Buyer of the Transactions, do not violate any Laws or Orders to which Buyer is subject or violate, breach or conflict with any provision of Buyer’s organizational documents.

Section 6.03 Investment Representations.

(a)	Buyer understands and agrees that the consummation of this Agreement including the delivery of the Shares as contemplated hereby constitute the offer and sale of securities under the Securities Act and applicable state statutes and that the Shares are being acquired for Buyer’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)	Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

(c)	Buyer understands that the Shares are being offered and sold to Buyer in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Shares.

(d)	At no time was Buyer presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Buyer is not purchasing the Shares acquired by Buyer hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Shares acquired by Buyer hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(e)	Buyer is acquiring the Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and, unless the Registration Statement becomes effective and the Second Closing occurs, not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Shares. Further, Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

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(f)	Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

(g)	Buyer understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

Section 6.04 Brokers. Buyer has not engaged any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of any Transaction Document to which it is a party, or the Transactions.

Article VII. DEFAULT AND TERMINATION

Section 7.01 Default by the Company. If the Company fails to perform any of its material obligations under this Agreement, or is in breach in any material respect of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, and, if such breach or failure is capable of being cured, such failure or breach has not been cured within 5 Business Days after receipt of notice of such breach by the Company, then the Company shall be in default hereunder (such event, a “Company Default”). In the event of a Company Default, Buyer shall be entitled to elect either (1) to bring an action for specific performance of this Agreement pursuant to Section 9.12 and proceed against the Company for any Losses incurred by the Buyer as a result of such Company Default or (2) to terminate this Agreement pursuant to Section 7.03(c) and proceed against the Company for any Losses incurred by the Buyer as a result of such Company Default.

Section 7.02 Default by Buyer. If Buyer fails to perform any of its material obligations under this Agreement, or is in breach in any material respect of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, and, if such breach or failure is capable of being cured, such failure or breach has not been cured within 5 Business Days after receipt of notice of such breach by Buyer, then Buyer shall be in default hereunder (such event, a “Buyer Default”). In the event of a Buyer Default, the Company shall be entitled to elect either (1) to bring an action for specific performance of this Agreement pursuant to Section 9.12 and proceed against Buyer for any Losses incurred by the Company as a result of such Buyer Default or (2) to terminate this Agreement pursuant to Section 7.03(d) and proceed against Buyer for any Losses incurred by the Company as a result of such Buyer Default.

Section 7.03 Termination. This Agreement may be terminated at any time before the occurrence of the Second Closing as follows:

(a)	by mutual written consent of the Parties;

(b)	by either Party, upon written notice to the other Party, if there shall be in effect a final nonappealable order, judgment, injunction or decree entered by or with any Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

(c)	by the Buyer, upon written notice to the Company, if there shall have been a Company Default;

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(d)	by the Company, upon written notice to the Buyer, if there shall have been a Buyer Default; or

(e)	by either the Company or Buyer if the Second Closing has not occurred by the date that is ninety (90) calendar days after the Effective Date of this Agreement, it will be considered an event of Default by the Company pursuant to Section 7.01, provided, however, that the right to terminate this Agreement under this Section 7.03(e) shall not be available to (i) the Buyer if, as of such time, the Company has the right to terminate this Agreement pursuant to Section 7.03(d) or in the event that the failure of the Second Closing to so occur was caused by a Buyer Default; or (ii) the Company if, as of such time, the Buyer has the right to terminate this Agreement pursuant to Section 7.03(c) or in the event that the failure of the Second Closing to so occur was caused by a Company Default.

Section 7.04 Effect of Termination. In the event of termination of this Agreement pursuant to this Article VII, the obligations of the Company to complete the actions as set forth in Article III shall cease, but the remainder of this Agreement shall remain in full force and effect and any such termination shall not relieve any Party from liability for actual damages to the other Party resulting from a material breach of this Agreement by such first Party prior to such termination.

Article VIII. INDEMNIFICATION

Section 8.01 General Indemnification. In addition to the indemnification obligations of the Parties as set forth in Article III, each Party further agrees to indemnify, defend and hold harmless the other Party and such other Party’s Affiliates and each of their respective directors, officers, managers, partners, employees, agents, equity holders, successors and assigns (each, an “Indemnified Party”), from and against any and all Losses incurred or suffered by any Indemnified Party arising out of, based upon or resulting from any breach of any representations or warranties of the Indemnifying Party herein or breach by the Indemnifying Party of, or any failure the Indemnifying Party to perform, any of the covenants, agreements or obligations contained in or made pursuant to this Agreement by the Indemnifying Party.

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Section 8.02 Definitions and Procedures for Indemnification. For purposes of this Article VIII in addition to the definitions as set forth in Section 8.01, any reference to an “Indemnified Party” shall also be deemed a reference to the Buyer Indemnified Parties as set forth in Section 3.04 or the Company Indemnified Parties as set forth in Section 3.04, as applicable.

(a)	All claims for indemnification by any Indemnified Party under Article III or this Article VIII shall be asserted and resolved as follows:

(i)	In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Article III or this Article VIII is asserted against or sought to be collected from such Indemnified Party by a Person other than a Party or an Affiliate thereof (a “Third Party Claim”), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party’s claim for indemnification that is being asserted under any provision of Article III or this Article VIII against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a “Claim Notice”) with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party’s ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) Business Days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the “Dispute Period”) whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Article III or this Article VIII and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

(ii)	If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to Article III or this Article VIII, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Article III or this Article VIII). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of this Section 8.02(a)(ii), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided, further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 8.02(a)(ii), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Article III or this Article VIII with respect to such Third Party Claim.

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(iii)	If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Article III or this Article VIII, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party(with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this Section 8.02(a)(iii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in Section 8.02(a)(iv) the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party’s defense pursuant to this Section 8.02(a)(iii) or of the Indemnifying Party’s participation therein at the Indemnified Party’s request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 8.02(a)(iii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(iv)	If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Article III or this Article VIII and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such Third Party Claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) Business Days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

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(v)	In the event any Indemnified Party should have a claim under Article III or this Article VIII against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Article III or this Article VIII specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an “Indemnity Notice”) with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such Party’s rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Article III or this Article VIII and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) Business Days after the Claim Notice, such dispute shall be resolved in accordance with the provisions of Section 9.09.

(b)	The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such claim.

(c)	The indemnification provisions contained in Article III or this Article VIII shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

Section 8.03 Payment. Upon a determination of liability under Article III or this Article VIII the Indemnifying Party shall pay or cause to be paid to the Indemnified Party the amount so determined within five (5) Business Days after the date of such determination. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation that is not subject to dispute. Upon the payment in full of any amounts due under Article III or this Article VIII with respect to any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any Person with respect to the subject matter of such claim.

Section 8.04 Effect of Knowledge on Indemnification. The right to indemnification, reimbursement or other remedy based upon any representations, warranties, covenants and obligations set forth in this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations.

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Article IX. MISCELLANEOUS

Section 9.01 Notices.

(a)	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

if to the Company, to:

Simplicity Esports and Gaming Company

Attention: Roman Franklin

7000 W Palmetto Park Rd, Suite 505

Boca Raton, FL 33433

Email: roman@simplicityesports.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: Laura Anthony

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: lanthony@anthonypllc.com

If to the Buyer, to:

Tiger Trout Capital Puerto Rico, LLC

Attn: Alan Masley

1357 Ashford Ave STE 2-267

San Juan, PR 00907

Email: alan@tigertroutcapital.com

(b)	Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 9.02 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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Section 9.03 Amendments; No Waivers; No Third-Party Beneficiaries.

(a)	This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by both of the Parties.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)	Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 9.04 Further Assurances. Following the Effective Date, each Party shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

Section 9.05 Expenses. Unless otherwise contemplated or stipulated by a Transaction Document, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 9.06 Successors and Assigns; Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Party. Other than as specifically set forth herein, including in Article VIII, nothing in this Agreement shall confer on any Person other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Agreement.

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Section 9.07 Governing Law; Etc.

(a)	This Agreement, and all matters based upon, arising out of or relating in any way to the Transactions or the Transaction Documents, including all disputes, claims or causes of action arising out of or relating to the Transactions or the Transaction Documents as well as the interpretation, construction, performance and enforcement of the Transaction Documents, shall be governed by the laws of the United States and the State of Delaware, without regard to any jurisdiction’s conflict-of-laws principles.

(b)	SUBJECT TO Section 9.09, ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN PALM BEACH COUNTY, FLORIDA AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.07(c).

(d)	Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 9.08 Survival. The representations and warranties in this Agreement shall survive the Effective Date for a period of 24 months from the Effective Date, and no claim for indemnification may be made after such time. All covenants and agreements in this Agreement, and such provisions herein as required to give effect to the same, will survive until fully performed; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

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Section 9.09 Resolution of Disputes. Except as otherwise provided herein, all controversies, disputes or actions between the Parties arising out of the Transactions or this Agreement, including their respective Affiliates, owners, officers, directors, agents and employees, arising from or relating to this Agreement shall on demand of either party be submitted for arbitration to in accordance with the rules and regulations of the American Arbitration Association. The arbitration shall be conducted by one arbitrator jointly selected by each Party who is a party to the Dispute, provided, however, that if such Parties are unable to agree on the identity of the arbitrator within 10 Business Days of commencement of efforts to do so, each Party who is a party to the Dispute shall select one arbitrator and the arbitrators so selected shall select a final arbitrator, and the final arbitrator shall conduct the arbitration alone. The Parties agree that, in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedures) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed in such proceeding shall be barred. The arbitrator shall be instructed to use every reasonable effort to perform its services within seven days of request, and, in any case, as soon as practicable. The Parties agree to be bound by the provisions of any limitation on the period of time by which claims must be brought under Delaware law or any applicable federal law. The arbitrator(s) shall have the right to award the relief which he or she deems proper, consistent with the terms of this Agreement, including compensatory damages (with interest on unpaid amounts from due date), injunctive relief, specific performance, legal damages and costs. The award and decision of the arbitrator(s) shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction. Any right to contest the validity or enforceability of this award shall be governed exclusively by the United States Arbitration Act. The arbitration shall be conducted in Boca Raton, Florida. The provisions of this Section 9.09 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

Section 9.10 Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 9.11 Entire Agreement. The Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 9.12 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

Section 9.13 Construction. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In the event of a conflict between language or amounts contained in the body of this Agreement and language or amounts contained in the Exhibits attached hereto, the language or amounts in the body of the Agreement shall control. References to Articles or Sections shall refer to those portions of this Agreement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit to this Agreement.

Section 9.14 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Effective Date.

Simplicity Esports and Gaming Company

By:	/s/ Roman Franklin
Name:	Roman Franklin
Title:	President and Chief Operating Officer

Tiger Trout Capital Puerto Rico, LLC

By:	/s/ Alan Masley
Name:	Alan Masley
Title:	Managing Member

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